Execution Version

Seventh AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as August 28, 2025, is made by and between SOUNDTHINKING, INC. (f/k/a SHOTSPOTTER, INC.), a Delaware corporation (the "Borrower") and UMPQUA BANK, an Oregon state-chartered bank (the "Lender").

W I T N E S S E T H:

WHEREAS, the Borrower and the Lender are parties to that certain Credit Agreement dated as of September 27, 2018 (the "Original Credit Agreement"), as amended by that certain First Amendment to Credit Agreement, dated as of May 21, 2019, as amended by that certain Second Amendment to Credit Agreement, dated as of August 14, 2020, as amended by that certain Third Amendment to Credit Agreement, dated as of May 19, 2022, as amended by that certain Fourth Amendment to Credit Agreement, dated as of September 26, 2022, as amended by that certain Fifth Amendment to Credit Agreement, dated as of November 22, 2022, and as amended by that certain Sixth Amendment to Credit Agreement, dated as of February 7, 2024 (the Original Credit Agreement, as so amended, the "Credit Agreement").

WHEREAS, the Borrower has requested that the Lender make certain modifications to the Credit Agreement as more fully set forth herein, and the Lender is willing to do so upon and subject to the terms and conditions of this Amendment.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.
Recitals. The Recitals set forth above are true and correct and are incorporated herein.
2.
Definitions. Except as set forth in this Amendment, defined terms used herein shall have the meanings given to them in the Credit Agreement.
3.
Amendment to extend the Expiration Date. The following defined term contained within the Credit Agreement is hereby amended in its entirety as follows:

"Expiration Date shall mean, with respect to the Revolving Credit Commitments, October 15, 2027."

4.
Amendment to Increase Revolving Credit Commitment. The following items of the Credit Agreement are amended as follows:
(b)
The reference to "$25,000,000" in the title page of the Credit Agreement is hereby deleted and replaced with "$40,000,000";
(c)
Schedule 1.1(B)(PART 1) to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto; and
(d)
Exhibit 1.1(N)(1) [Revolving Credit Note] to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit B attached hereto.

5.
Conditions Precedent. The Borrower and the Lender acknowledge and agree that the waiver and amendments set forth herein shall only be effective upon the occurrence of all the following conditions precedent (which date shall be the "Seventh Amendment Effective Date"):
(b)
Amendment. The Borrower and the Lender shall have executed and delivered this Amendment.
(c)
Amended and Restated Note. To evidence the increase to the Revolving Credit Commitment set forth above, the Borrower shall have executed and delivered to Lender a Third Amended and Restated Revolving Credit Note in substantially the same form, mutatis mutandis, as the Second Amended and Restated Note delivered by the Borrower in favor of Lender on November 22, 2022.
(d)
Secretary's Certificates. The Lender shall have received a certificate of an Authorized Officer of the Borrower and each Guarantor, dated the Seventh Amendment Effective Date, certifying as to (i) no change in such entity's organizational documents, or in the event that any such documents have changed, true and correct copies of the same certified by the secretary of the such entity or the Secretary of State, as the case may be, (ii) copies of such resolution or other corporate or organizational action validly authorizing the transactions contemplated by this Amendment and the execution and delivery of this Amendment, the Guarantor Reaffirmation Statement and the other Loan Documents (as applicable), (iii) copies of good standing certificates, or similar certifications, as applicable, for the such entity, issued by the Secretary of State or other appropriate official of such entity's jurisdiction of incorporation, and (iv) the incumbency of the officers of the entity that execute and deliver this Amendment, the Guarantor Reaffirmation Statement and the related certificates, documents and instruments (as applicable).
(e)
Officer's Certificate. The Lender shall have received a certificate of each of the Loan Parties signed by an Authorized Officer, dated the Seventh Amendment Effective Date, stating that (i) all representations and warranties made by the Loan Parties in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or in the case of any such representation and warranty that is qualified by materiality or reference to Material Adverse Change, in all respects) as of the date hereof, except to the extent that any such representation and warranty relates to a specific date, in which case such representation and warranty shall be true and correct in all material respects (or in the case of any such representation and warranty that is qualified by materiality or reference to Material Adverse Change, in all respects) as of such earlier date, with the same force and effect as if all such representations and warranties were fully set forth herein and made as of the date hereof, (ii) the Loan Parties are in compliance with each of the covenants and undertakings in the Credit Agreement and the other Loan Documents, (iii) no Event of Default or Default has occurred and is continuing, and (iv) no Material Adverse Change has occurred since the date of the last audited financial statements of the Borrower delivered to the Lender.
(f)
Fees and Expenses. The Borrower shall have paid or caused to be paid to the Lender all reasonable out-of-pocket costs, expenses and disbursements, including, without limitation, reasonable expenses of counsel, incurred by the Lender in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith.
(g)
Guarantor Reaffirmation. The execution by the Guarantors of the Guarantor Reaffirmation Statement made a part of this Amendment.
(h)
AML/KYC. The Lender shall have received all documentation and other information in respect of each Loan Party and their Affiliates required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act, which has been reasonably requested by the Lender.
(i)
Miscellaneous. Such other documents, agreements, instruments, deliverables and items set forth on the closing agenda delivered in connection with this Amendment or as otherwise deemed necessary by the Lender.
6.
Representations, Warranties and Covenants. The Borrower covenants and agrees with and represents and warrants to the Lender as follows:
(b)
the Borrower's obligations under the Credit Agreement, as modified hereby, are and shall remain secured by the Collateral, pursuant to the terms of the Credit Agreement and the other Loan Documents;
(c)
the Borrower possesses all of the powers requisite for it to enter into and carry out the transactions referred to herein and to execute, enter into and perform the terms and conditions of this Amendment, the Credit Agreement and the other Loan Documents and any other documents contemplated herein that are to be performed by the Borrower; any and all actions required or necessary pursuant to the Borrower's organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by the Borrower of the terms and conditions of this Amendment; the officers of the Borrower executing this Amendment are the duly elected, qualified, acting and incumbent officers of the Borrower and hold the titles set forth below their names on the signature lines of this Amendment; and such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable law or any agreement, instrument, order, writ, judgment, injunction or decree to which the Borrower is a party or by which the Borrower or any of its properties is bound, and that all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by the Borrower of the terms and conditions of this Amendment, the Credit Agreement, the other Loan Documents and the transactions contemplated hereby have been obtained by the Borrower and are full force and effect;
(d)
this Amendment, the Credit Agreement, and the other Loan Documents constitute the valid and legally binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;
(e)
all representations and warranties made by the Borrower in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or in the case of any such representation and warranty that is qualified by materiality or reference to Material Adverse Change, in all respects) as of the date hereof, except to the extent that any such representation and warranty relates to a specific date, in which case such representation and warranty shall be true and correct in all material respects (or in the case of any such representation and warranty that is qualified by materiality or reference to Material Adverse Change, in all respects) as of such earlier date, with the same force and effect as if all such representations and warranties were fully set forth herein and made as of the date hereof and the Borrower has complied with all covenants and undertakings in the Credit Agreement and the other Loan Documents;
(f)
no Event of Default or Default has occurred and is continuing under the Credit Agreement or the other Loan Documents; there exist no defenses, offsets, counterclaims or other claims with respect to the Borrower's obligations and liabilities under the Credit Agreement or any of the other Loan Documents; and

(g)
the Borrower hereby ratifies and confirms in full its duties and obligations under the Credit Agreement and the other Loan Documents applicable to it, each as modified hereby.
7.
Incorporation into Credit Agreement and other Loan Documents. This Amendment shall be incorporated into the Credit Agreement by this reference and each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby. The term "Loan Documents" as defined in the Credit Agreement shall include this Amendment.
8.
Severability. If any one or more of the provisions contained in this Amendment, the Credit Agreement, or the other Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained in this Amendment, the Credit Agreement or the other Loan Documents shall not in any way be affected or impaired thereby, and this Amendment shall otherwise remain in full force and effect.
9.
Successors and Assigns. This Amendment shall apply to and be binding upon the Borrower in all respects and shall inure to the benefit of the Lender and its successors and assigns, provided that the Borrower may not assign, transfer or delegate its duties and obligations hereunder. Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment, the Credit Agreement or any of the other Loan Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the Borrower and the Lender.
10.
Reimbursement of Expenses. The Borrower unconditionally agrees to pay and reimburse the Lender and save the Lender harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Lender in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith.
11.
Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.
12.
Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.
13.
Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.
14.
Construction. The rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Amendment.
15.
Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of California and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of California without regard to its conflict of laws principles.

16.
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
17.
Judicial Reference. In any judicial action or cause of action arising from this Amendment or otherwise, including without limitation contract and tort disputes, all decisions of fact and law shall, at the request of either party, be referred to a referee in accordance with Section 638 et seq. of the California Code of Civil Procedure if the action is before a court of any judicial district of the State of California. The referee shall prepare written findings of fact and conclusions of law, and judgment upon the referee's award shall be entered in court in which such proceeding was commenced. No provision or exercise of any right under this provision shall limit the right of the undersigned or Lender or other holder of this Amendment to exercise self-help remedies, such as foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, during or after the pendency of any judicial reference proceeding. The exercise of a remedy does not waive the right of either party to resort to judicial reference. The parties further agree that all disputes, claims and controversies between them shall be brought in their individual capacities and not as a plaintiff or class member in any purported class or representative proceeding.

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[SIGNATURE PAGE TO Seventh AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWER:

SOUNDTHINKING, INC., a Delaware Corporation
By:		/s/ Ralph A. Clark
	Name:	Ralph A. Clark
	Title:	Chief Executive Officer

[SIGNATURE PAGE TO Seventh AMENDMENT TO CREDIT AGREEMENT]

LENDER:
UMPQUA BANK, an Oregon state-chartered bank By: /s/ Vera Stoddard Name: Vera Stoddard Title: Vice President

Guarantor Reaffirmation Statement

Each of the undersigned has previously executed a Payment Guaranty dated as of December 21, 2020 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Guaranty") in favor of the Lender in connection with the Credit Agreement. Each of the undersigned understands that the Borrower and the Lender have entered into the foregoing Seventh Amendment to Credit Agreement (the "Amendment"). Each of the undersigned: (a) acknowledges it has read the Amendment, (b) consents to the execution of the Amendment by the Borrower and consents to the matters set forth in the Amendment and all prior amendments and modifications, (c) reaffirms its obligations under the Guaranty, (d) agrees that the Guaranty remains in full force and effect in accordance with its terms and (e) agrees that any reference in the Guaranty or any other Loan Document to the Credit Agreement means the Credit Agreement as amended by the Amendment.

Each of the undersigned hereby confirms that any collateral for the Guaranteed Obligations (as defined in the Guaranty), including liens, security interests, mortgages, and pledges granted by the undersigned or third parties (if applicable), shall continue unimpaired and in full force and effect, shall cover and secure all of the undersigned's existing and future obligations to the Lender, as modified by the Amendment.

Dated as of August 28, 2025.

TECHNOLOGIC SOLUTIONS, LLC By: SOUNDTHINKING, INC., as Sole Member
By:		/s/ Ralph A. Clark
	Name:	Ralph A. Clark
	Title:	Chief Executive Officer

FORENSIC LOGIC, LLC By: SOUNDTHINKING, INC., as Sole Member
By:		/s/ Ralph A. Clark
	Name:	Ralph A. Clark
	Title:	Chief Executive Officer

SAFEPOINTE, LLC By: SOUNDTHINKING, INC., as Sole Member
By:		/s/ Ralph A. Clark
	Name:	Ralph A. Clark
	Title:	Chief Executive Officer

EXHIBIT A TO THE SEVENTH AMENDMENT TO CREDIT AGREEMENT

SCHEDULE 1.1(B) (PART 1)

COMMITMENTS OF LENDER AND ADDRESSES FOR NOTICES

Part 1 - Commitment of Lender and Address for Notices to Lender

LENDER:

Lender	Amount of Commitment for Revolving Loans	Letter of Credit Sublimit
Name: UMPQUA BANK Address: P.O. Box 1580 Roseburg, OR 97470 Attention: LSS Email: lssspecialtydesk@umpquabank.com Telephone: (541) 440-7435 Telecopy: (541) 440-4916 With copy to: Name: UMPQUA BANK Address: 11720 El Camino Real, Suite 100 San Diego, CA 92130 Attention: Vera Stoddard Email: verastoddard@umpquabank.com Telephone: (858) 314-4350	$40,000,000.00	$7,500,000.00

EXHIBIT B TO THE SEVENTH AMENDMENT TO CREDIT AGREEMENT

EXHIBIT 1.1(N)(1)

FORM OF REVOLVING CREDIT NOTE

THIRD AMENDED AND RESTATED REVOLVING CREDIT NOTE

$40,000,000.00 San Diego, California

_________, 20__

FOR VALUE RECEIVED, the undersigned, SOUNDTHINKING, INC. (f/k/a SHOTSPOTTER, INC.), a Delaware corporation (herein called the "Borrower"), hereby unconditionally promises to pay to the order of UMPQUA BANK, an Oregon state-chartered bank (the "Lender"), the lesser of: (i) the principal sum of FORTY MILLION and 00/100 Dollars (US$40,000,000.00); or (ii) the aggregate unpaid principal balance of all Revolving Credit Loans made by the Lender to the Borrower pursuant to Section 2.1.1 [Revolving Credit Loans] of the Credit Agreement, dated as of September 27, 2018, between the Borrower and the Lender, as amended by that certain First Amendment to Credit Agreement dated as of May 21, 2019, as further amended by that certain Second Amendment to Credit Agreement dated as of August 14, 2020, as further amended by that certain Third Amendment to Credit Agreement dated as of May 19, 2022, as further amended by that certain Fourth Amendment to Credit Agreement dated as of September 26, 2022, as further amended by that certain Fifth Amendment to Credit Agreement dated as of November 22, 2022, as further amended by that certain Sixth Amendment to Credit Agreement dated as of February 7, 2024, and as further amended by that certain Seventh Amendment to Credit Agreement dated as of August 28, 2025 (as so amended, and as may be further amended, restated, modified or supplemented from time to time, the "Credit Agreement"), together with all outstanding interest thereon on the Expiration Date.

The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to, or as otherwise provided in, the Credit Agreement. Subject to the provisions of the Credit Agreement, interest on this Third Amended and Restated Revolving Credit Note (this "Note") will be payable pursuant to Section 5.2 [Interest Payment Dates] of, or as otherwise provided in, the Credit Agreement. If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, unless otherwise provided in the Credit Agreement, and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action. Upon the occurrence and during the continuation of an Event of Default and at the Lender's discretion, the Borrower shall pay interest on the entire principal amount of the then outstanding Revolving Credit Loans evidenced by this Note and all other obligations due and payable to the Lender pursuant to the Credit Agreement and the other Loan Documents at a rate per annum as set forth in Section 4.3 [Interest After Default] of the Credit Agreement. Such interest will accrue before and after any judgment has been entered.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Lender located at 11720 El Camino Real, Suite 100, San Diego, CA 92130 unless otherwise directed in writing by the Lender, in lawful money of the United States of America in immediately available funds.

This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement and the other Loan Documents, including the representations, warranties, covenants, conditions, security interests, if any, and Liens, if any, contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified. The Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

This Note shall bind the Borrower and its successors and assigns; and the benefits hereof shall inure to the benefit of the Lender and its successors and assigns. All references herein to the "Borrower" and the "Lender" shall be deemed to apply to the Borrower and the Lender, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed, by and construed and enforced in accordance with, the internal laws of the State of California without giving effect to its conflicts of law principles.

In any judicial action or cause of action arising from this Note or otherwise, including without limitation contract and tort disputes, all decisions of fact and law shall, at the request of either party, be referred to a referee in accordance with Section 638 et seq. of the California Code of Civil Procedure if the action is before a court of any judicial district of the State of California. The referee shall prepare written findings of fact and conclusions of law, and judgment upon the referee's award shall be entered in court in which such proceeding was commenced. No provision or exercise of any right under this provision shall limit the right of the undersigned or Lender or other holder of this Note to exercise self-help remedies, such as foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, during or after the pendency of any judicial reference proceeding. The exercise of a remedy does not waive the right of either party to resort to judicial reference. The parties further agree that all disputes, claims and controversies between them shall be brought in their individual capacities and not as a plaintiff or class member in any purported class or representative proceeding.

All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement and Section 1.2 [Construction] of the Credit Agreement shall apply to this Note.

This Note amends and restates, and is in substitution for, that certain Second Amended and Restated Revolving Credit Note in the original principal amount of $25,000,000.00 payable to the order of the Lender and dated November 22, 2022 (the "Existing Note"). However, without duplication, this Note shall in no way extinguish, cancel or satisfy the Borrowers' unconditional obligation to repay all indebtedness evidenced by the Existing Note or constitute a novation of the Existing Note. Nothing herein is intended to extinguish, cancel or impair the lien priority or effect of any security agreement, pledge agreement or mortgage with respect to any Borrower's obligations hereunder and under any other document relating hereto.

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[SIGNATURES ON FOLLOWING PAGES]

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REVOLVING CREDIT NOTE]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned has executed this Third Amended and Restated Revolving Credit Note by its duly authorized officer.

SOUNDTHINKING, INC., a Delaware corporation

By:

Name:

Title: